Supplement to the Current Prospectus

MFS(R) International New Discovery Fund

Below the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund," the following is inserted:

Effective October 1, 2008, the Investment Advisory Agreement was amended such that the management fee set forth in the Investment Advisory Agreement is 0.975% annually of the first $500 million, 0.925% annually between $500 million and $5 billion, and 0.850% annually in excess of $5 billion, of the fund's average daily net assets.

At the end of the last paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes," the following is inserted:

Effective March 1, 2009, the Class A and Class 529A distribution fees will be eliminated.


             The date of this supplement is December 1, 2008.